UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2026
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DOCGO INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

685 Third Avenue, 9th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2026, DocGo Inc. (the “Company”) issued a press release announcing the Company’s earnings results for the quarter and year ended December 31, 2025 (the “Press Release”). The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

As previously announced, the Company will also hold a conference call and webcast at 5:00 p.m. Eastern Time on March 16, 2026 to discuss its earnings results for the quarter and year ended December 31, 2025 (the “Conference Call”).

During the Conference Call, the Company’s management intends to report adjusted gross margin, which is a financial measure that is not calculated or presented in accordance with generally accepted accounting principles (“GAAP”). Information regarding adjusted gross margin and reconciliation to the most directly comparable financial measure calculated and presented in accordance with GAAP are included in Exhibit 99.2 to this Report.

The information in this Report and Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 16, 2026.
99.2	Non-GAAP Financial Information.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Norman Rosenberg
Name:	Norman Rosenberg
Title:	Chief Financial Officer and Treasurer

Date: March 16, 2026

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